There’s Never a Good Time for a
Liquidity Crisis, But…
There’s Never a Good Time for a
Liquidity Crisis, But…
Westar Energy, Inc.
43   Annual EEI Financial Conference
November 11, 2008
Westar Energy, Inc.
43   Annual EEI Financial Conference
November 11, 2008
EXHIBIT 99.1
rd

Forward Looking Disclosures
Forward Looking Disclosures
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our Quarterly Report Form 10-Q for the period ending
September 30, 2008 and Annual Report Form 10-K for the year ended December 31,
2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our Quarterly Report Form 10-Q for the period ending
September 30, 2008 and Annual Report Form 10-K for the year ended December 31,
2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Westar Business Overview
Westar Business Overview
Key operational facts
Pure-play electric
Rate regulated
6,500 MW of fuel-diverse generation
675,000 customers
Key operational facts
Pure-play electric
Rate regulated
6,500 MW of fuel-diverse generation
675,000 customers
Kansas’ largest electric provider

Our Strategy Leaves Us Well-Positioned
Our Strategy Leaves Us Well-Positioned
Strategic approach is validated by present market conditions
Approach to regulation is working
Sustaining our ability to meet customers’ needs
Strategic approach is validated by present market conditions
Approach to regulation is working
Sustaining our ability to meet customers’ needs

Westar’s Strategic Approach
Westar’s Strategic Approach
Embrace uncertainty rather than assume it away
Don’t try to outsmart markets or pretend to know the future
Place a high value on flexibility and remaining nimble
Preserving options and off ramps
Avoid over committing to a single strategy
Leverage actions and strategies around our unique attributes
Invest according to our strengths, which may mean we do things differently than the pack
Collaborative and constructive approach to regulation
More predictability and less volatility
Ultimately results in lower prices for customers
Embrace uncertainty rather than assume it away
Don’t try to outsmart markets or pretend to know the future
Place a high value on flexibility and remaining nimble
Preserving options and off ramps
Avoid over committing to a single strategy
Leverage actions and strategies around our unique attributes
Invest according to our strengths, which may mean we do things differently than the pack
Collaborative and constructive approach to regulation
More predictability and less volatility
Ultimately results in lower prices for customers

Our Strategy in Practice…
Our Strategy in Practice…
Defer commitments to a new base load plant
Diversify CAPEX across asset types
Flexible capital raising strategies
Raise equity capital through multiple channels
Work with regulators to:
Minimize regulatory lag
Make rate increases smaller and less volatile
Stick to what we think we know
Defer commitments to a new base load plant
Diversify CAPEX across asset types
Flexible capital raising strategies
Raise equity capital through multiple channels
Work with regulators to:
Minimize regulatory lag
Make rate increases smaller and less volatile
Stick to what we think we know

Examples of How It’s Paying Off
Examples of How It’s Paying Off
Raising capital
Capital planning and project management
Rates and regulation
Raising capital
Capital planning and project management
Rates and regulation

Advantages in Capital Raising
Advantages in Capital Raising
In February increased multi-year revolving credit facility by 50% to
$750 million
Between April 2007 and June 2008 issued more than $500 million of equity
Three different methods
Three different times
All new equity reflected in recent rate settlement
Between May 2007 and May 2008 issued almost $500 million of
first mortgage bonds at 6.1%-6.6%
Present liquidity (cash and revolver)    $380 million
Ample first mortgage bond capacity
Flexible equity shelf
In February increased multi-year revolving credit facility by 50% to
$750 million
Between April 2007 and June 2008 issued more than $500 million of equity
Three different methods
Three different times
All new equity reflected in recent rate settlement
Between May 2007 and May 2008 issued almost $500 million of
first mortgage bonds at 6.1%-6.6%
Present liquidity (cash and revolver)    $380 million
Ample first mortgage bond capacity
Flexible equity shelf

Advantages in Capital Planning & Project Management
Advantages in Capital Planning & Project Management
Virtually complete with the first phase of large CAPEX plan
Three scrubbers
600 MW of peaking generation
300 MW of wind
First 345 kV transmission line
But haven’t yet started the next phase
Environmental projects at two other coal plants
Next two 345 kV transmission lines
765 kV transmission JV
Virtually complete with the first phase of large CAPEX plan
Three scrubbers
600 MW of peaking generation
300 MW of wind
First 345 kV transmission line
But haven’t yet started the next phase
Environmental projects at two other coal plants
Next two 345 kV transmission lines
765 kV transmission JV

Advantages from Rate Mechanisms
Advantages from Rate Mechanisms
Retail Energy Cost Adjustment (i.e., fuel clause)
Operating as planned
Environmental Cost Recovery Rider
Presently capturing $27 million of annual revenue requirement
$22 million estimated annual increase in June
FERC Transmission Formula Rate & Companion Retail
Transmission Rider
$6 million estimated annual increase in September
Recently settled general rate case (pending final order)
Captured pre-determined plant investments as planned
Reflects CWIP as planned
Set stage for upcoming abbreviated case
Retail Energy Cost Adjustment (i.e., fuel clause)
Operating as planned
Environmental Cost Recovery Rider
Presently capturing $27 million of annual revenue requirement
$22 million estimated annual increase in June
FERC Transmission Formula Rate & Companion Retail
Transmission Rider
$6 million estimated annual increase in September
Recently settled general rate case (pending final order)
Captured pre-determined plant investments as planned
Reflects CWIP as planned
Set stage for upcoming abbreviated case

What This Means in Present Market Turmoil
What This Means in Present Market Turmoil
More control over our own destiny
Not forced into tough capital markets
No need to change our strategy
Can adjust speed of implementation
Avoid the risk of half-completed projects that could reflect dead regulatory investment
e.g., no half finished plants in need of expensive financing
More control over our own destiny
Not forced into tough capital markets
No need to change our strategy
Can adjust speed of implementation
Avoid the risk of half-completed projects that could reflect dead regulatory investment
e.g., no half finished plants in need of expensive financing

Settlement of General Rate Case Settlement of General Rate Case

Drivers of Retail Rate Case
Drivers of Retail Rate Case
May 2008, filed request for $178 million increase to recover:
Spring Creek investment
Emporia Energy Center
Phase I plant service
Phase II CWIP
Wind generation CWIP
December 2007 deferred ice storm cost
Update capital costs
Higher equity ratio
Request higher ROE
O&M and working capital
May 2008, filed request for $178 million increase to recover:
Spring Creek investment
Emporia Energy Center
Phase I plant service
Phase II CWIP
Wind generation CWIP
December 2007 deferred ice storm cost
Update capital costs
Higher equity ratio
Request higher ROE
O&M and working capital

Pending Settlement
Pending Settlement
Unanimous settlement among staff, consumer advocate, and
commercial and industrial customers
Signed on October 27 and presented to KCC on same day
Awaiting Commission approval and order
Statutory deadline January 23
Unanimous settlement among staff, consumer advocate, and
commercial and industrial customers
Signed on October 27 and presented to KCC on same day
Awaiting Commission approval and order
Statutory deadline January 23

Key Provisions of the Settlement
Key Provisions of the Settlement
$130 million annual revenue increase
Ice storm recovery over five years
Increase in steam generating plant depreciation of $7.6 million
Wind and Emporia CWIP measurement through September 25
Rate base of  $3.1 billion and equity ratio of 51%
For purposes of accounting entries only, 10.4% ROE was cited
No incentive on existing wind projects
Parties agree to use abbreviated rate case to capture balance of
Emporia and wind investment
$130 million annual revenue increase
Ice storm recovery over five years
Increase in steam generating plant depreciation of $7.6 million
Wind and Emporia CWIP measurement through September 25
Rate base of  $3.1 billion and equity ratio of 51%
For purposes of accounting entries only, 10.4% ROE was cited
No incentive on existing wind projects
Parties agree to use abbreviated rate case to capture balance of
Emporia and wind investment

Capital Planning and Project Management Capital Planning and Project Management

Nearing Closure of First Phase of Major Projects
Nearing Closure of First Phase of Major Projects
Second JEC scrubber outage underway and within schedule
Wichita-Hutchinson 345 kV expected in-service before year end
All three wind farms expected in-service by year end
Emporia Phase II on schedule for spring in-service date
Third JEC scrubber outage next spring
Second JEC scrubber outage underway and within schedule
Wichita-Hutchinson 345 kV expected in-service before year end
All three wind farms expected in-service by year end
Emporia Phase II on schedule for spring in-service date
Third JEC scrubber outage next spring

Flexibility With Next Phase of Major Projects
Flexibility With Next Phase of Major Projects
Given conditions in capital markets and economy
We are taking advantage of the flexibility in our strategy
Not backed into a corner with “must do now” projects
Capability to scale back, stop and re-start any of our second phase projects without significant penalty or consequences
Expect downward adjustments in our 2009 capital forecast
2009 budgeting in full swing
Given conditions in capital markets and economy
We are taking advantage of the flexibility in our strategy
Not backed into a corner with “must do now” projects
Capability to scale back, stop and re-start any of our second phase projects without significant penalty or consequences
Expect downward adjustments in our 2009 capital forecast
2009 budgeting in full swing

Financing Plans Financing Plans

Future Financings
Future Financings
Plan for continued use of multiple channels and opportunities as they present themselves
Amount and type of financing will depend on nexus between our
2009 budget matched with capital market conditions
Next long-term financing likely to be a first mortgage bond offering
Potentially late this year or early 2009
Too soon to gauge next equity offering
Remain flexible with respect to timing and form
Plan for continued use of multiple channels and opportunities as they present themselves
Amount and type of financing will depend on nexus between our
2009 budget matched with capital market conditions
Next long-term financing likely to be a first mortgage bond offering
Potentially late this year or early 2009
Too soon to gauge next equity offering
Remain flexible with respect to timing and form

Future Rate Issues Future Rate Issues

Rates & Regulatory Events on the Horizon
Rates & Regulatory Events on the Horizon
Expect order on rate case settlement by late January
FERC approval of forward-looking transmission rate early 2009
Retail TDC to follow shortly
Expect ECRR update June 2009
Expect abbreviated rate case to be filed early-mid next year
Regulatory approvals for Prairie Wind
Expect order on rate case settlement by late January
FERC approval of forward-looking transmission rate early 2009
Retail TDC to follow shortly
Expect ECRR update June 2009
Expect abbreviated rate case to be filed early-mid next year
Regulatory approvals for Prairie Wind

Closing Comments Closing Comments

Well-Positioned in Present Circumstances
Well-Positioned in Present Circumstances
Stable, experienced utility management team
Thoughtful, flexible approach to capital planning and financing
Focus on containing risks and maintaining returns
Collaborative and constructive approach to regulation and energy policy
Stable, experienced utility management team
Thoughtful, flexible approach to capital planning and financing
Focus on containing risks and maintaining returns
Collaborative and constructive approach to regulation and energy policy

Future Investor Communications
Future Investor Communications
Plan to issue 2009 guidance following rate order and with
discussion of 2008 results in late February
Board typically addresses dividend in late February as well
Plan to issue 2009 guidance following rate order and with
discussion of 2008 results in late February
Board typically addresses dividend in late February as well

Introduction and Company Strategy Introduction and Company Strategy

Key operational facts
Pure-play electric
Vertically integrated
Rate regulated
6,500 MW of fuel-diverse generation
675,000 customers
Very low retail utility rates
Key operational facts
Pure-play electric
Vertically integrated
Rate regulated
6,500 MW of fuel-diverse generation
675,000 customers
Very low retail utility rates
Westar Business Overview
Westar Business Overview
Kansas’ largest electric provider
Capable, experienced utility
management team
Track record of meeting and
exceeding commitments
Substantial, transparent,
diversified, regulated
growth
plan
Investment grade financial
profile
Strong liquidity
Solid dividend yield
Constructive regulatory and
political environment and
regulatory mechanics
Capable, experienced utility
management team
Track record of meeting and
exceeding commitments
Substantial, transparent,
diversified, regulated
growth
plan
Investment grade financial
profile
Strong liquidity
Solid dividend yield
Constructive regulatory and
political environment and
regulatory mechanics

Leveraging Unique Attributes
Leveraging Unique Attributes
Leverage around unique attributes
Low rates
Quality baseload resources
Minimal present natural gas use
Flexible wholesale contracts
Abundant wind resources
Constructive regulation and energy policy environment
Policy support for added transmission
Create a set of unique advantages that gives us options others don’t have
Leverage around unique attributes
Low rates
Quality baseload resources
Minimal present natural gas use
Flexible wholesale contracts
Abundant wind resources
Constructive regulation and energy policy environment
Policy support for added transmission
Create a set of unique advantages that gives us options others don’t have

We Have Much In Our Favor
We Have Much In Our Favor
Coal
80%
Gas
6%
Uranium
14%
0.0¢
1.0¢
2.0¢
3.0¢
4.0¢
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy North Westar Energy South Empire District Electric
(KS)
Kansas City Power and
Light (KS)
National
Average
6.3¢
6.1¢
8.7¢
6.9¢
$91.38
$15.21
$4.51
Uranium Coal Gas
Low Rates
Industrial
29%
Other
0.5%
Residential
33%
Commercial
38%
Growing, Diversified Retail Sales
High Quality, Diverse Generating Fleet
Ave. Fuel Cost
$18.42/MWh
0
100
200
300
400
500
600
700
800
900
1,000
2007 2011 2015 2019
0
100
200
300
400
500
600
700
800
900
1,000
2007 2011 2015 2019
Current agreements expire
from 2008 to 2019
Potential to renew
Potential to recapture
Wholesale Sales
Contract Portfolio
913
Source: Edison Electric Institute 12/31/2007

Our Plan / Progress Report
Our Plan / Progress Report
Status Timing Objective
Business Plan
Late 2007 Publish “A Strategic Plan for Uncertain TImes”  (comprehensive plan)
Ongoing Finance capital program targeting 50/50 capital struture
Mid 2008 Roll out first phase of conservation and efficiency programs
Regulatory
Dec 2007 Obtain KCC predetermination for wind
Early 2008 Establish and finalize KCC TDC to mirror FERC formula rate
Spring 2008 Obtain siting authority for Wichita-Oklahoma 345 kV line
Mid 2008 Update FERC formula rate with incentive returns
Spring 2008 File retail rate case
Spring 2008 Request KCC allow regulatory asset treatment of energy efficiency costs
January 2009 Complete retail rate case
Mid 2009 KCC orders in generic dockets on energy efficiency and cost recovery
2009 Obtain utility designation for Prairie Wind Transmission
Not started         In progress         Completed

Our Plan / Progress Report (continued)
Our Plan / Progress Report (continued)
Status Timing Objective
Capital Growth Plan
Late 2007 Execute wind contracts
Early 2008 Begin construction of Wichita-Salina 345 kV line
Spring 2008 First scrubber at JEC on line
June 2008 Emporia Energy Center phase I commercial operations of 310 MW
Fall 2008 Second scrubber at JEC on line
Late 2008 Bring 300 MW of wind on line
Late 2008 Construct Wichita-Hutchinson portion of the Wichita-Salina 345 kV line
Spring 2009 Third scrubber at JEC on line
June 2009 Emporia Energy Center phase II commercial operations of 300 MW
Finalize Lawrence Energy Center environmental project plan
Finalize with KCPL La Cygne environmental plan
Late 2008 Secure ROW Hutchinson-Salina portion of Wichita-Salina 345 kV line
Late 2009 Construct Hutchinson-Salina portion of Wichita-Salina 345 kV line
Est. 2009 Roll out AMI/MDM pilot
Early 2010 Secure ROW for Wichita-Oklahoma 345 kV line
Begin construction Wichita-Oklahoma 345 kV line
Not started         In progress         Completed

Investment Highlights
Investment Highlights
Transparent and straight-forward strategy
Pure-play, vertically integrated, regulated electric utility
Proven, experienced management team
Thoughtful and constructive regulatory mechanics
Stable & predictable
Aimed at reducing rate volatility and maintaining low-rate advantage
Large, diverse, growth plan
100% regulated
Friendly to the environment
Strong financial profile
Diverse revenue base
Investment grade ratings
Competitive total return prospects
Transparent and straight-forward strategy
Pure-play, vertically integrated, regulated electric utility
Proven, experienced management team
Thoughtful and constructive regulatory mechanics
Stable & predictable
Aimed at reducing rate volatility and maintaining low-rate advantage
Large, diverse, growth plan
100% regulated
Friendly to the environment
Strong financial profile
Diverse revenue base
Investment grade ratings
Competitive total return prospects

Major Capital Projects Major Capital Projects

Transmission Projects
Transmission Projects
Wichita – Salina
100 mile, 345 kV
Construction started
FERC-approved incentives
Rose Hill – Oklahoma
50 mile, 345 kV
Siting authority approved
Wichita – Salina update
Phase I from Wichita to Hutchinson planned to be in-service year-end 2008
Wichita – Salina update
Phase I from Wichita to Hutchinson planned to be in-service year-end 2008
Dodge City
Medicine Lodge
Prairie Wind Transmission LLC
230 mile, 765 kV

Prairie Wind Transmission, LLC
Prairie Wind Transmission, LLC
Joint venture between Westar Energy and Electric Transmission
America
Venture to develop 230-mile, 765 kV transmission in Kansas
50% Westar / 50% ETA
ETA is joint venture between AEP Transmission Holding Company and MEHC
America Transco
Proposed routing in western Kansas
Line would extend from Wichita west to Dodge City and then south from
Medicine Lodge to Kansas/Oklahoma border
Contemplate 50/50 debt/equity financing with JV issuing its own debt
Estimated in-service date end of 2013
Status
KCC – filed application to request utility designation
FERC – filed application for formula rate and incentives for project
Joint venture between Westar Energy and Electric Transmission
America
Venture to develop 230-mile, 765 kV transmission in Kansas
50% Westar / 50% ETA
ETA is joint venture between AEP Transmission Holding Company and MEHC
America Transco
Proposed routing in western Kansas
Line would extend from Wichita west to Dodge City and then south from
Medicine Lodge to Kansas/Oklahoma border
Contemplate 50/50 debt/equity financing with JV issuing its own debt
Estimated in-service date end of 2013
Status
KCC – filed application to request utility designation
FERC – filed application for formula rate and incentives for project

Coal Plant Emission Controls
Coal Plant Emission Controls
Eight to 10 year program to improve air emissions
Investments to reduce SO
2
, NO
x
, particulates and mercury
Currently rebuilding three scrubbers at JEC
Project estimate    $415 million
•
First unit placed in service July 2008
On schedule for:
•
Second unit planned in service fall of 2008
•
Third unit planned in service spring of 2009
Voluntary carbon accord
Eight to 10 year program to improve air emissions
Investments to reduce SO
2
, NO
x
, particulates and mercury
Currently rebuilding three scrubbers at JEC
Project estimate    $415 million
•
First unit placed in service July 2008
On schedule for:
•
Second unit planned in service fall of 2008
•
Third unit planned in service spring of 2009
Voluntary carbon accord
Capital Expenditures to Reduce Emissions
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
$1,600
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Particulates
SO2
NOx Cap Ex

Fossil Capacity Additions
Fossil Capacity Additions
Peaking capacity
Emporia Energy Center    310 MW (phase I) completed spring 2008
Emporia Energy Center    300 MW (phase II) before summer 2009
Potential for smaller additions approximately 2013
Potential for     350 MW intermediate capacity later next decade
Peaking capacity
Emporia Energy Center    310 MW (phase I) completed spring 2008
Emporia Energy Center    300 MW (phase II) before summer 2009
Potential for smaller additions approximately 2013
Potential for     350 MW intermediate capacity later next decade
0
1,000
2,000
3,000
4,000
5,000
6,000
2007 2008 2009 2010
13%
12%
14%
Capacity
Margin
Total System Peak
Responsibility
Load and Capability Forecast
14%

Planned Capacity Additions
Planned Capacity Additions
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Emporia Energy Center
610 MW peaking facility
Project on budget at $318 million
Phase II on schedule for in-service
before summer 2009
Emporia Energy Center
610 MW peaking facility
Project on budget at $318 million
Phase II on schedule for in-service
before summer 2009
Estimate potential need for:
Additional peaking capacity about 2013
Intermediate capacity up to 350 MW
possible by middle of next decade
Estimate potential need for:
Additional peaking capacity about 2013
Intermediate capacity up to 350 MW
possible by middle of next decade
Additions of almost
1,100 MW or 17%
Gas
Nuclear
Coal

Investment in Renewable Energy
Investment in Renewable Energy
Developing 300 MW of wind generation
KCC granted regulatory pre-approval late 2007
Half owned and half through PPAs
Construction began early 2008
Estimated cost of owned projects     $285 million
All turbines planned to be in service by year end 2008
Developing 300 MW of wind generation
KCC granted regulatory pre-approval late 2007
Half owned and half through PPAs
Construction began early 2008
Estimated cost of owned projects     $285 million
All turbines planned to be in service by year end 2008

Kansas Energy Policy and Regulatory Mechanics Kansas Energy Policy and Regulatory Mechanics

Regulatory Approach
Regulatory Approach
A sound regulatory and energy policy platform
Stable, more predictable
Collaborative, constructive approach
Timely
Benefits for customers:
Minimize rate volatility
A sound regulatory and energy policy platform
Stable, more predictable
Collaborative, constructive approach
Timely
Benefits for customers:
Minimize rate volatility
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates

Customer and Shareholder Benefits
Customer and Shareholder Benefits
Expect customers to benefit from:
Continued access to low-cost, environmentally compliant generation
Improved system reliability and operational flexibility
Expect investors to benefit from:
Earnings and dividend growth driven by increased investment
Risks managed with timely cost recovery through rate adjustments
More predictability of cash flow
Expect customers to benefit from:
Continued access to low-cost, environmentally compliant generation
Improved system reliability and operational flexibility
Expect investors to benefit from:
Earnings and dividend growth driven by increased investment
Risks managed with timely cost recovery through rate adjustments
More predictability of cash flow

Kansas Energy Policy
Kansas Energy Policy
Legislature and governor understand importance of energy
Evidence of this leadership includes:
Support for predetermination of ratemaking principles
Recognizing CWIP in rates
Aggressively encouraging renewable resources
Tax incentives
Imposing clear statutory timelines for regulatory matters:
120 days for siting authority
180 days for predetermination
240 days for rate cases
More recently, environmental concerns raised about new
base load coal
Legislature and governor understand importance of energy
Evidence of this leadership includes:
Support for predetermination of ratemaking principles
Recognizing CWIP in rates
Aggressively encouraging renewable resources
Tax incentives
Imposing clear statutory timelines for regulatory matters:
120 days for siting authority
180 days for predetermination
240 days for rate cases
More recently, environmental concerns raised about new
base load coal

Kansas Corporation Commission
Kansas Corporation Commission
Commission
Three commissioners, by gubernatorial appointment
Members serve staggered four-year terms
Thomas Wright, (D) chairman, term through 3/15/2010
Joe Harkins, (D) term through 3/15/2011
Michael Moffet, (R) term through 3/15/2008 (though still serving)
Staff
Combination of appointments and civil servants
Traditional cost-of-service framework
Recent adoption of constructive mechanics
Commission
Three commissioners, by gubernatorial appointment
Members serve staggered four-year terms
Thomas Wright, (D) chairman, term through 3/15/2010
Joe Harkins, (D) term through 3/15/2011
Michael Moffet, (R) term through 3/15/2008 (though still serving)
Staff
Combination of appointments and civil servants
Traditional cost-of-service framework
Recent adoption of constructive mechanics

Methods of Cost Recovery for Westar
Methods of Cost Recovery for Westar
Revenue Requirement Method of Recovery Comment
1. Fuel, purchased power and
environmental consumables
Timely adjustment based on
forecasted cost, with annual  true-
up to actual costs
Allows recovery of actual fuel and
purchased power costs, protecting
against fluctuations in price, plant
performance and fuel delivery risk
2. Environmental capital Environmental Cost Recovery Rider
adjusts annually
Allows timely recovery in rates of
capital costs for emisson controls
and signals to customer cost of
clean air
3. Transmission rate recovery FERC formula rate adjusts
annually; KCC has approved  TDC
tariff to allow a corresponding retail
adjustment
Allows timely recovery of
transmission system operating and
capital costs
4. General capital investments Traditional rate case, but improved through predetermination and
CWIP statutes
Typical rate case reflects current
level of operating expenses and
most recent plant investment
5. Property taxes Annual adjustment to reflect
current property taxes
Allows timely recovery of actual
property tax costs in current rates
6. Extraordinary storm damages Traditionally deferred accounting treatment as rate base
Eliminates current period charge
for extraordinary storm expense,
reducing earnings and rate volatility
for these events

Provides timely price adjustment for fuel and purchased power costs
Has been monthly
Rate case settlement changes to quarterly
Retail rates based on forecast of fuel and purchased power
costs and retail sales
Difference between forecast and actual is accrued/deferred
Quarterly approach should yield small differences
Annual settlement of accrued/deferred balance
RECA also used to rebate “asset-based” wholesale margins as
a credit to retail cost of service
Beginning with new rates in February 2009, credits will match actual results
Energy Marketing (i.e., non-asset) margins continue to be accounted for below the line
Provides timely price adjustment for fuel and purchased power costs
Has been monthly
Rate case settlement changes to quarterly
Retail rates based on forecast of fuel and purchased power
costs and retail sales
Difference between forecast and actual is accrued/deferred
Quarterly approach should yield small differences
Annual settlement of accrued/deferred balance
RECA also used to rebate “asset-based” wholesale margins as
a credit to retail cost of service
Beginning with new rates in February 2009, credits will match actual results
Energy Marketing (i.e., non-asset) margins continue to be accounted for below the line
Retail Energy Cost Adjustment (RECA)
Retail Energy Cost Adjustment (RECA)

ECRR adjusts retail rates annually to reflect capital costs for emission controls
Investment at December 31 begins recovery in rates following June
Eliminates need to file a rate case to capture rate base additions
Return of
and on
capital that is already in service
Return on
capital not yet placed in service (i.e., CWIP)
ECRR speeds recovery of investments in emission control
equipment
ECRR adjusts retail rates annually to reflect capital costs for emission controls
Investment at December 31 begins recovery in rates following June
Eliminates need to file a rate case to capture rate base additions
Return of
and on
capital that is already in service
Return on
capital not yet placed in service (i.e., CWIP)
ECRR speeds recovery of investments in emission control
equipment
Environmental Cost Recovery Rider Mechanics
Environmental Cost Recovery Rider Mechanics

Regulatory lag limited to months, rather than longer lag typical with traditional rate case filings
Equipment investment not yet in-service receives the pretax return on investment until the project is complete, at which time it will then also receive a return of the investment
(1) Illustration reflects only the projects publicly announced and assumes annual investment in-service at year end
(2) Illustration uses ˜ 11% pretax return and 5% depreciation recovery
Regulatory lag limited to months, rather than longer lag typical with traditional rate case filings
Equipment investment not yet in-service receives the pretax return on investment until the project is complete, at which time it will then also receive a return of the investment
(1) Illustration reflects only the projects publicly announced and assumes annual investment in-service at year end
(2) Illustration uses ˜ 11% pretax return and 5% depreciation recovery
Clean Air Investment (1) 2005 2006 2007 2008 2009
Year 1 7.7 $       7.3 $       6.9 $       6.6 $        6.3 $
Year 2 36.7        34.9        33.1         31.5
Year 3 207.8       197.4       187.5
Year 4 198.4       188.5
Year 5 206.2
Year 6
Total Investment - net 7.7 $       44.0 $      249.6 $    435.5 $    620.0 $
Annual ECRR Revenues (16%) (2)
0.6 $       4.1 $       23.3 $      53.8 $
Cumulative ECRR Revenues 0.6 $       4.7 $       28.0 $      81.8 $
Illustrative ECRR Mechanics
Illustrative ECRR Mechanics

FERC formula transmission rate
Annual update of FERC transmission rate to reflect changes in the cost of service
Tariff updated annually in October using projected test year
•
Forecasted capital expenditures
•
Forecasted O&M
•
Tariff is based on year end consolidated capital structure
Allowed ROE 11.3%
Updated FERC transmission changes effective January 1
Annual true-up calculation compares projected revenue requirement to actual revenue requirement, any difference incorporated into October update
Recovery of approved rate incentives on Wichita to Salina transmission line
Incentive ROE of 100 basis points above authorized FERC ROE, or 12.3%
Accelerated depreciation of 15 years vs. 45 years
Transmission Delivery Charge (TDC)
Kansas statute permits matching adjustment to retail rates to reflect changes in transmission-related costs
FERC formula transmission rate
Annual update of FERC transmission rate to reflect changes in the cost of service
Tariff updated annually in October using projected test year
•
Forecasted capital expenditures
•
Forecasted O&M
•
Tariff is based on year end consolidated capital structure
Allowed ROE 11.3%
Updated FERC transmission changes effective January 1
Annual true-up calculation compares projected revenue requirement to actual revenue requirement, any difference incorporated into October update
Recovery of approved rate incentives on Wichita to Salina transmission line
Incentive ROE of 100 basis points above authorized FERC ROE, or 12.3%
Accelerated depreciation of 15 years vs. 45 years
Transmission Delivery Charge (TDC)
Kansas statute permits matching adjustment to retail rates to reflect changes in transmission-related costs
Transmission Cost Recovery
Transmission Cost Recovery

Predetermination
Prior to construction of a generating facility, a utility may ask KCC to predetermine ratemaking principles that will apply to recovery of the investment over its expected useful life
Received predetermination ruling on both Emporia Energy Center and wind additions
Construction Work in Progress (CWIP)
The KCC shall include CWIP in rates when recovery is requested as part of a rate case
Per predetermination orders, 2008 rate case included CWIP for:
$202M or approximately 72% of the wind investment
$79M or 66% of Emporia Energy Center Phase II
Predetermination
Prior to construction of a generating facility, a utility may ask KCC to predetermine ratemaking principles that will apply to recovery of the investment over its expected useful life
Received predetermination ruling on both Emporia Energy Center and wind additions
Construction Work in Progress (CWIP)
The KCC shall include CWIP in rates when recovery is requested as part of a rate case
Per predetermination orders, 2008 rate case included CWIP for:
$202M or approximately 72% of the wind investment
$79M or 66% of Emporia Energy Center Phase II
Statutes for Predetermination and CWIP
Statutes for Predetermination and CWIP

Financial Overview/Profile Financial Overview/Profile

Target    50/50 capital structure
Well positioned to finance planned investment
Investment grade bond ratings
$730 million revolver through 2012
Modest maturities to refinance
Target    50/50 capital structure
Well positioned to finance planned investment
Investment grade bond ratings
$730 million revolver through 2012
Modest maturities to refinance
Shaded area represents period of high planned capital expenditures
$0
$50
$100
$150
$200
$250
$300
Commitment to Credit Quality
Commitment to Credit Quality
September 30, 2008
(millions)
Long-term $2,042
Preferred 21
Common 2,192
Total Capitalization $4,255
Debt Maturity Schedule
Debt
48%
Equity
52%
Preferred
<1%
(1) Upgraded August 2008
Secured Unsecured Outlook
Moody's Baa2 Baa3 Stable
Fitch Ratings
(1)
BBB+ BBB- Stable
Standard & Poor's BBB BBB- Stable

Financial Highlights
Financial Highlights
In October revised 2008 earnings guidance down to $1.35 - $1.45
Citing primarily cooler weather
Excludes potential favorable tax settlement
Fourth consecutive year of solid dividend growth
Recent 7.4% increase
Yield of    6%
Dividend target payout 60% - 75% of earnings
In October revised 2008 earnings guidance down to $1.35 - $1.45
Citing primarily cooler weather
Excludes potential favorable tax settlement
Fourth consecutive year of solid dividend growth
Recent 7.4% increase
Yield of    6%
Dividend target payout 60% - 75% of earnings
$0.92
$1.00
$1.08
$1.16
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
2005 2006 2007 2008
$0.92
$1.00
$1.08
$1.16
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
2005 2006 2007 2008
Indicated
annual rate

Financing Philosophy and Plans
Financing Philosophy and Plans
Internal funds to finance dividends and replacement capital
Fund growth plan, as necessary, with blend of debt and
equity to maintain target capitalization
Multiple equity channels available to increase flexibility and reduce risk and cost
Dribble plan
Secondary offer
Negotiated transactions
Block trades
Planned appropriately with rate setting process
Internal funds to finance dividends and replacement capital
Fund growth plan, as necessary, with blend of debt and
equity to maintain target capitalization
Multiple equity channels available to increase flexibility and reduce risk and cost
Dribble plan
Secondary offer
Negotiated transactions
Block trades
Planned appropriately with rate setting process

Background Background

Management and Organization Structure
Management and Organization Structure
Executive Management
President & CEO, Bill Moore
EVP & COO, Doug Sterbenz
EVP & CFO, Mark Ruelle
EVP, Public Affairs / Consumer
Services, Jim Ludwig
Officers average [20+] years utility
experience, largely with Westar
Independent Board of Directors
Non-executive chairman
All directors other than CEO are
independent
Executive Management
President & CEO, Bill Moore
EVP & COO, Doug Sterbenz
EVP & CFO, Mark Ruelle
EVP, Public Affairs / Consumer
Services, Jim Ludwig
Officers average [20+] years utility
experience, largely with Westar
Independent Board of Directors
Non-executive chairman
All directors other than CEO are
independent
Board of Directors
Bill Moore
President and CEO
Mark Ruelle
Exec. VP, Chief
Financial Officer
Doug Sterbenz
Exec. VP, Chief
Operating Officer
Jim Ludwig
Exec. VP, Public
Affairs and
Consumer Services
Mike Lennen
VP, Regulatory
Affairs
Larry Irick
VP, General
Counsel and
Corp. Secretary
Greg Greenwood
VP, Generation
Construction
Tony Somma
Treasurer
Lee Wages
VP, Controller
Bruce Akin
VP, Operations
Strategy and
Support
Kelly Harrison
VP, Transmission
Ops & Environmental
Services
Ken Johnson
VP, Generation
Caroline Williams
VP, Distribution
Power Delivery
Peggy Loyd
VP, Customer Care
Jeff Beasley
VP, Corporate
Compliance and Internal Audit
Audit Committee

Westar Energy Legal Structure
Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking.
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”.

Wholesale Sales
Wholesale Sales
Market-based sales (asset-based margins)
Opportunistic sales using as available
capacity
1/3 short - real-time to month
1/3 mid - month up to 6 mos.
1/3 long - 6 mos. up to a 1 year
Margins reflected in retail rates through
RECA
Market-based sales (asset-based margins)
Opportunistic sales using as available
capacity
1/3 short - real-time to month
1/3 mid - month up to 6 mos.
1/3 long - 6 mos. up to a 1 year
Margins reflected in retail rates through
RECA
Energy marketing (non-asset margins)
60% real-time to next day;    25% few
days to a few months
Energy transactions unrelated to our
generating assets
Market pricing
Financial and physical trading sourced
outside our control area
15% Energy management – managing
load and resources for others
Not reflected in rates
Energy marketing (non-asset margins)
60% real-time to next day;    25% few
days to a few months
Energy transactions unrelated to our
generating assets
Market pricing
Financial and physical trading sourced
outside our control area
15% Energy management – managing
load and resources for others
Not reflected in rates
Tariff-based sales
Long-term agreements
Cost-based tariffs
Primarily to coops, municipals and
participation agreements with other utilities
Reflected as credit to retail rates
Tariff-based sales
Long-term agreements
Cost-based tariffs
Primarily to coops, municipals and
participation agreements with other utilities
Reflected as credit to retail rates

Coal Supply
Coal Supply
Westar-operated plant supply (80%)
JEC supply under contract through 2020 (10+ MM tons/yr)
70% has no market openers
30% reopened on price every 5 years
Repriced at     $10 million/year increase January 2008
All volumes have cost escalators
Rail contract through 2013
LEC/TEC supply under contract until 2010 (3.5 MM tons/yr)
100% at fixed price or capped through 2010
Rail contract through 2008
Co-owned plant supply managed by GXP (20%)
LAC supply (3 MM tons/yr)
Volumes under contract              2008 2009 2010
94%    75%     35%

Westar Power Plants
Westar Power Plants
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 2,016.0 Westar 1978, 1980, 1983
Lawrence Energy Center 532.0 Westar 1954, 1960, 1971
Tecumseh Energy Center 204.0 Westar 1957, 1962
LaCygne Station 709.0 KCPL 1973, 1977
Nuclear
Wolf Creek 545.0 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 526.0 Westar 1961, 1967
Hutchinson Energy Center 170.0 Westar 1965
Murray Gill Energy Center 287.0 Westar 1952, 1954, 1956, 1959
Neosho Energy Center 67.0 Westar 1954
Gas combustion turbine
Abilene Energy Center 72.0 Westar 1973
Gordon Evans Energy Center 296.0 Westar 2000, 2001
Hutchinson Energy Center 233.0 Westar 1974, 1975
Spring Creek Energy Center 272.0 Westar 2001
Tecumseh Energy Center 38.0 Westar 1972
Emporia Energy Center 610.0 Westar Construction (2)
Gas combined cycle
State Line 204.0 EDE Co. 2001
Diesel
Gordon Evans Energy Center 3.0 Westar 1969
Hutchinson Energy Center 3.0 Westar 1983
Wind
Jeffrey Energy Center 1.4 Westar 1999
Central Plains 99.0 Westar Construction (3)
Flat Ridge 50.0 Westar Construction (3)
Capacity at 12/31/2007 6,178.4
Est. capacity at 7/31/2008 6,488.4
Future installed capability 6,937.4
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 300MW of phase II to go in service before summer 2009
(3) Under construction with planned in service by year end 2008
77.7%
101.5%
90.3%
100.0%
73.7%
89.3% 90.1%
87.0%
-10%
10%
30%
50%
70%
90%
110%
Coal Capacity Factor Wolf Creek Capacity
Factor
Coal Availability
Factor
Nuclear Availability
Factor
77.7%
101.5%
90.3%
100.0%
73.7%
89.3% 90.1%
87.0%
-10%
10%
30%
50%
70%
90%
110%
Coal Capacity Factor Wolf Creek Capacity
Factor
Coal Availability
Factor
Nuclear Availability
Factor
Westar Energy
2007 Results
NERC
5-Year Average
Plant Performance

Wolf Creek Generating Station
Wolf Creek Generating Station
Commercial operation in September 1985
1166 MW Westinghouse PWR
Co-owners
Westar Energy – 47% (548 MW)
Great Plains Energy – 47%
KEPCo – 6%
Operated by Wolf Creek Nuclear Operating Corporation
Separate and dedicated operating company
Owned and governed by plant’s co-owners
Current operating license until 2025
September 2006 filed request for 20-year extension
Progressing as planned
Operates on 18-month fuel cycle
Next scheduled refueling and maintenance outage Fall 2009
Commercial operation in September 1985
1166 MW Westinghouse PWR
Co-owners
Westar Energy – 47% (548 MW)
Great Plains Energy – 47%
KEPCo – 6%
Operated by Wolf Creek Nuclear Operating Corporation
Separate and dedicated operating company
Owned and governed by plant’s co-owners
Current operating license until 2025
September 2006 filed request for 20-year extension
Progressing as planned
Operates on 18-month fuel cycle
Next scheduled refueling and maintenance outage Fall 2009